Allstate Life Insurance Company of New York
              Allstate Life of New York Variable Annuity Account II

             Supplement to: Allstate Variable Annuity II Prospectus
                                dated May 1, 1999




The following two sentences replace the first sentence under the heading "Contract Maintenance Charge" on page 18 of the prospectus:

          During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your Contract Value. This charge will be deducted on a pro-rata basis from each Investment Alternative in the proportion that your investment in each bears to your Contract Value.





July 23, 1999
40915-01